UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 26, 2016
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	2000 University Avenue, Suite 600, East Palo Alto, CA	94303
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On July 26, 2016, Finjan Holdings, Inc. (the “Company”) issued a press release announcing an update in Finjan, Inc. v. Blue Coat Systems, Inc. II (5:13-cv-03295-BLF, “Blue Coat II”), with the Honorable Beth Labson Freeman presiding. On July 15, 2015, Finjan, Inc. (“Finjan”) filed this second case against Blue Coat, accusing Blue Coat of further infringing ten Finjan patents. Blue Coat moved to stay Blue Coat II pending proceedings before the U.S. Patent and Trademark Office (“USPTO”) and the Patent Trial and Appeal Board (“PTAB”). The Court’s “Order Denying Blue Coat’s Motion to Stay Proceedings Pending Final Resolutions of Finjan I or Inter Partes Reviews and Ex Parte Reexaminations” (Doc. 67) was decided in Finjan’s favor.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 26, 2016, entitled “District Court Denies Blue Coat’s Motion to Stay in Finjan v. Blue Coat II.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: July 27, 2016	By:	/s/ Philip Hartstein
Philip Hartstein
President & Chief Executive Officer